Donald E. Morel, Jr., Ph.D. Chairman & Chief Executive Officer William J. Federici Vice President & Chief Financial Officer Lehman Global Healthcare Conference March 20, 2007 NYSE: WST westpharma.com Exhibit 99.1

 Safe Harbor Statement 2 Certain statements contained in this presentation and certain statements that may be made by management of the Company orally during this presentation are forward-looking statements that set forth anticipated results based on management’s plans and assumptions. Such statements give our current expectations or forecasts of future events – they do not relate strictly to historical or current facts. In particular, these include statements concerning future actions, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings and financial results. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement. You should bear this in mind as you consider forward-looking statements. We cannot predict or identify all such risks and uncertainties, but factors that could cause the actual results to differ materially from expected and historical results include the following: Events occurring between the close of the year 2006 and the publication date of our financial statements for periods ending in 2006 that have a material effect and which are required to be given effect or disclosed in those financial statements; Business and other factors that may cause actual results to vary from expected or historical results include: sales demand; the timing, regulatory approval and commercial success of customers’ products incorporating our products and services, including specifically, the Exubera® Inhalation-Powder insulin device; customers’ changes to inventory requirements and manufacturing plans that alter existing orders or ordering patterns for our products; our ability to pass raw-material cost increases on to customers through price increases; maintaining or improving production efficiencies and overhead absorption; physical limits on manufacturing capacity that may limit our ability to satisfy anticipated demand; the availability of labor to meet increased demand; competition from other providers; average profitability, or mix, of products sold in a reporting period; financial performance of unconsolidated affiliates; strength of the U.S. dollar in relation to other currencies, particularly the Euro, UK Pound, Danish Krone, Japanese Yen and Singapore Dollar; higher interest rates; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products; raw-material price escalation, particularly petroleum-based raw materials, and energy costs; availability, and pricing of materials that may be affected by vendor concerns with exposure to product-related liability; and, changes in tax law or loss of beneficial tax incentives. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Profile World's premier manufacturer of components and systems for injectable drug delivery Closure systems and prefilled syringe components Components for disposable systems Devices and device sub-assemblies Founded in 1923 HQ in Lionville, Pa. 2006 sales $913M Market cap as of March 16, 2007: $1.4 billion 3

Diverse Customer Base Company Estimated Market Share: 70% in Pharma; 70% in Device; 95% in Biotech 4

Global Presence 32 manufacturing sites 34 sales offices 5 technical centers Partner locations Future China plants 6,000 employees 5

Key Company Developments FY 2001 - 2005 New management team Divestiture of non-core businesses Focus returned to injectable packaging and delivery Increased capital expenditures and capacity build in Europe Strategic acquisitions Strong revenue and profit growth FY 2006 Debt restructuring Integration of acquisitions China initiative launched Second European expansion Strongest operating year in company history FY 2007 Daikyo Agreements extended to 2017 Issued $150 million of 4% convertible junior sub debt due 2047 6

(in millions) Strong Sales Growth $227 $107 7 $376 $413 $483 $542 $593 $686 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2001 2002 2003 2004 2005 2006 Acquisitions Core Business

Segment Revenues 2006 8 Pharma Systems $644M 71% Tech Group $279M 29%

Geographic Sales Mix 9 North America 51% Europe 40% South America 5% Asia Pacific 4%

Corporate Growth Strategy Pharmaceutical Systems Segment Market segmentation Generate maximum value from key growth drivers New product innovation Lean manufacturing Geographic expansion Strategic acquisitions Tech Group Segment Leverage West customer base to build market share in multi-material/multi-component systems for drug administration Expand proprietary product portfolio through innovation and strategic technology acquisitions 10

Market Dynamics Support West’s Continued Growth Increasing number of patients with chronic illnesses such as diabetes and cancer Increasing demand for biologics (2006 Market:$56B)* Biologics: fastest growing segment of the pharma market out to 2010 (13% CAGR)* Injectables currently account for ~15% of the global drug delivery market^ Combination products booming Point of care shift: Hospital Specialty Clinic Home Parenteral dosage form migration *Source: Datamonitor ^Source: Arrowhead Publishers 11

Dosage Form Migration Reconstitution System Vial – Stopper – Seal Prefillable Syringe Ampoule Auto-injector 12

 West’s Competitive Advantage Unmatched experience/expertise: drug material interface Ability to source components from multiple locations globally Protected IP: West’s components and systems Regulatory barrier to entry: NDA and ANDA filing must include reference to all packaging/components in contact with the drug West Drug Master File (DMF) 1546 is confidential West DMF includes functionality data (multi-year studies) All primary package changes require new stability/functionality studies for new filing Engineering expertise in high-volume manufacturing and assembly 13

Strategic Objectives Continue to maintain market leadership position in the biotechnology space Components for Prefillable Syringes * FluroTec technology is licensed from Daikyo Seiko, Ltd. FluroTec* and Barrier Coatings Westar® Processing 14

Strategic Objectives Expand position in the insulin/diabetes care segment Components for Pen System Applications Components for Traditional System Applications Devices 15

Strategic Objectives Aggressively expand IP position via innovation and selective acquisitions Anti-Counterfeiting Closures Reconstitution Systems CZ Resin* Systems * CZ Resin technology is licensed from Daikyo Seiko, Ltd. 16

Strategic Objectives Build manufacturing capabilities to meet market growth 17

Create financial flexibility through conservative balance sheet management Strategic Objectives 18

2006 Results ($M except per share) $46.0 $65.0 Income from Continuing Operations $1.41 $1.93 E.P.S. Continuing Operations – Non GAAP $73.4 $101.0 Operating Profit $120.3 $155.9 SG&A 28.7% Gross Margin Net Sales 2006 E.P.S. continuing operations – Non GAAP excludes a $0.12 charge related to the refinancing of debt obligations and a $0.02 favorable tax benefit related to the settlement of a prior year tax claim. 19 2006 2005 $913.3 $699.7 27.7%

Capital Management $54.1 $90.3 Capital Expenditures $90.3 45.0% 36.0% $344.0 $419.3 Total Equity & Minority Int $419.3 $281.0 $236.3 Total Debt $386.3 12/31/05 12/31/06 ($M) As if Adjusted 20 Debt to Total Capital 47.9% Debt to EBITDA Ratio 2.5x 1.5x 2.3x

Convertible Debt Offering Summary Security Convertible Junior Sub Debt due March 15, 2047 Size $150mm Over allotment option $22.5mm Coupon 4% Conversion premium 32.5% ($56.07 per share) Call feature 5 yr “hard”, 35 yr “soft” call (at 150% of conversion price) - no put feature Use of proceeds General business purposes, which include capital spending, acquisition of technologies or products, repaying debt and/or repurchases of stock 21

Convertible Debt Offering Rationale Reviewed long-term financial requirements, reserves and capacity Acquisitions/ development of technology or products Expansion activities beyond those already planned Considered debt, convertible instruments, equity Concluded to issue these securities, which are: more permanent and provide more flexibility than debt and typical convertible instruments, less expensive than a secondary offering of similar size Takes advantage of flat yield curve and of the tax benefits of debt 25% increase in total capital with minimal EPS dilution (an estimated $0.03 per diluted share) 22

Core business growth Segmentation/therapeutic category management Tech Group profit margin Improve product mix: healthcare and proprietary products Global capacity utilization Execute on European capacity expansion and China initiative Innovation programs Operating Priorities 23

2007 Guidance – as of February 20, 20071 Revenues – Approximately $1.0 Billion Estimated consolidated gross margin of 28.8% Fully diluted earnings per share of $2.20 1 to $2.35 1 Capital spending of of $130 to $135 million Note 1 – Guidance provided on Feb 20, 2007 does not include approximately $0.03 per share of additional dilution associated with the issuance of the $150mm of convertible junior sub debt issued March 14, 2007. 24

 Summary Start 2007 following a record year West’s competitive advantages uniquely position the Company to capitalize on growth drivers in key market segments Global manufacturing capability Solid balance sheet Management incentives closely tied to growth in shareholder value Strong corporate governance (ranked #8 in Russell 3000) 25

Donald E. Morel, Jr., Ph.D. Chairman & Chief Executive Officer William J. Federici Vice President & Chief Financial Officer Lehman Global Healthcare Conference March 20, 2007 NYSE: WST westpharma.com